EXHIBIT

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of the Schroder Asian Growth Fund, Inc. constitutes and appoints Catherine A. Mazza and Marcia L. MacHarg, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      /s/ I. PETER SEDGWICK
 .....................................

          I. Peter Sedgwick

Date: February 13, 1996

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of the Schroder Asian Growth Fund, Inc. constitutes and appoints Catherine A. Mazza and Marcia L. MacHarg, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       /s/ ROBERT JACKOWITZ
 .....................................

           Robert Jackowitz

Date: February 15, 1996

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of the Schroder Asian Growth Fund, Inc. constitutes and appoints Catherine A. Mazza and Marcia L. MacHarg, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      /s/ DAVID M. SALISBURY
 .....................................

          David M. Salisbury

Date: February 12, 1996

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of the Schroder Asian Growth Fund, Inc. constitutes and appoints Catherine A. Mazza and Marcia L. MacHarg, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    /s/ LAURA E. LUCKYN-MALONE
 .....................................

        Laura E. Luckyn-Malone

Date: February 20, 1996

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of the Schroder Asian Growth Fund, Inc. constitutes and appoints Catherine A. Mazza and Marcia L. MacHarg, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      /s/ PETER E. GUERNSEY
 .....................................

          Peter E. Guernsey

Date: February 12, 1996

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of the Schroder Asian Growth Fund, Inc. constitutes and appoints Catherine A. Mazza and Marcia L. MacHarg, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        /s/ JOHN I. HOWELL
 .....................................

            John I. Howell

Date: February 9, 1996

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of the Schroder Asian Growth Fund, Inc. constitutes and appoints Catherine A. Mazza and Marcia L. MacHarg, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       /s/ WILLIAM L. MEANS
 .....................................

           William L. Means

Date: February 12, 1996

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of the Schroder Asian Growth Fund, Inc. constitutes and appoints Catherine A. Mazza and Marcia L. MacHarg, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

 .....................................

         Madelon DeVoe Talley

Date: